# PG&E Corporation: Customer Focused, Value Driven

## Investor Conference
## March 1, 2006
## New York, NY

*This presentation is not complete without the accompanying statements made by management on March 1, 2006. A replay is available on PG&E Corporation's homepage at www.pge-corp.com.*



# Cautionary Statement Regarding Forward-Looking Information

This presentation contains forward-looking statements regarding management's guidance for PG&E Corporation's 2006 and 2007 earnings per share from operations, cash flows, capital expenditures, Pacific Gas and Electric Company's (Utility) rate base and rate base growth, anticipated share repurchases and equity issuances, anticipated costs and benefits from Transformation initiatives, anticipated electric resources, energy efficiency funding, forecasted electric and gas sales, and targeted average annual growth rate for earnings per share from operations, and cash flow and liquidity, over the 2006-2010 period. These statements are based on current expectations and various assumptions which management believes are reasonable, including that substantial capital investments are made in Utility business over the 2006-2010 period, that the Utility earns an authorized return on equity of 11.35%, and that share issuances in some years are offset by share repurchases in other years over the 2006-2010 period. These statements and assumptions are necessarily subject to various risks and uncertainties the realization or resolution of which are outside of management's control. Actual results may differ materially. Factors that could cause actual results to differ materially include:

- Unanticipated changes in operating expenses or capital expenditures, which may affect the Utility's ability to earn its authorized rate of return;
- How the Utility manages its responsibility to procure electric capacity and energy for its customers;
- The adequacy and price of natural gas supplies, the ability of the Utility to manage and respond to the volatility of the natural gas market for its customers;
- The operation of the Utility's Diablo Canyon nuclear power plant, which could cause the Utility to incur potentially significant environmental costs and capital expenditures, and the extent to which the Utility is able to timely increase its spent nuclear fuel storage capacity at Diablo Canyon by 2007;
- Whether the Utility is able to recognize the anticipated cost benefits and savings to result from its efforts to improve customer service through implementation of specific initiatives to streamline business processes and deploy new technology;
- The outcome of proceedings pending at the Federal Energy Regulatory Commission (FERC) and the California Public Utilities Commission (CPUC), including the CPUC's pending investigation into the Utility's billing and collection practices;
- How the CPUC administers the capital structure, stand-alone dividend, and first priority conditions of the CPUC's decisions permitting the establishment of holding companies for the California investor-owned electric utilities, and the outcome of the CPUC's new rulemaking proceeding concerning the relationship between the California investor-owned energy utilities and their holding companies and non-regulated affiliates;
- The impact of the recently adopted Energy Policy Act of 2005 and future legislative or regulatory actions or policies affecting the energy industry;
- The outcome of the litigation pending against the Utility in California state court involving allegations of injury allegedly caused by exposure to chromium at certain of the Utility's gas compressor stations and other pending litigation;
- Increased municipalization and other forms of bypass in the Utility's service territory; and
- Other factors discussed in PG&E Corporation's and Pacific Gas and Electric Company's SEC reports.

## Objectives for Today's Discussion

- Update PG&E's long-term business prospects, opportunities, and risks, within the context of our long-term business priorities
- Provide an understanding of our transformation effort and its impact in defining the future of PG&E
- Articulate how PG&E's investment opportunities and customer-centric operational goals translate to shareholder value
- Communicate the commitment to deliver on that plan

# Your Top 10 Discussion Items

- Plan for 2006 and beyond
- Prospects for continued stable CPUC relations
- Progress on transformation
- Growth of rate base
- Maintaining resource adequacy in the future
- Updates on our key regulatory proceedings
- EPS guidance
- Prospects for increasing dividends
- Outlook on customer rates
- Environment for mergers and acquisitions

# Agenda for Today

- **Plan for 2006 and Beyond**
- **Advancing Business Transformation**

  Q&As
- **Increasing Investment in Utility Infrastructure**

  Break
- **Implementing the Energy Procurement Plan**
- **Providing Attractive Shareholder Returns**
- **Evaluating the Evolving Energy Industry**

  Q&As

# Plan for 2006 and Beyond



# Financial Restoration

| | |
|---|---|
| ✓ Authorized equity ratio | Achieved 52% in January 2005 |
| ✓ Common Dividend | Resumed at $1.20 per share annually<br>Increased to $1.32 per share in Q4 2005 |
| ✓ Energy Recovery Bonds | $1.9B issued in February 2005<br>$850MM issued in November 2005 |
| ✓ Share Repurchases | $1.05B ASR executed in March 2005<br>$1.1B ASR executed in November 2005 |

# Strategic Direction



Our vision
The leading utility in the United States
Our goals
Delighted customers
Energized employees
Rewarded shareholders
Our strategies
Operational excellence
Transformation
Our values
We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers' needs and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.

# A Diverse Leadership Team

Over just the past 2 years, experienced leaders have joined the PG&E officer team:

| | Past Experience |
|---|---|
| **Ophelia Basgal,** *Civic Partnership and Community Initiatives* | Alameda County Housing Authority |
| **Helen Burt,** *Chief Customer Officer* | TXU |
| **Bob Howard,** *Gas Transmission and Distribution* | Gas Transmission Northwest |
| **Jack Keenan,** *Chief Nuclear Officer* | Progress Energy |
| **Pat Lawicki,** *Chief Information Officer* | NiSource |
| **Nancy McFadden,** *Governmental Relations* | White House, California Governor's Office |
| **Bob Powell,** *Controller* | PricewaterhouseCoopers |
| **Stewart Ramsay,** *Asset Management and Electric Transmission* | American Electric Power |
| **Walter Rhodes,** *Strategic Sourcing and Operations Support* | Entergy |
| **Rand Rosenberg,** *Corporate Strategy and Development* | Pacific Telesis Group, Infospace |

# The Value in Transformation



Best Buy
Adjusted Closing Price
$60
$50
$40
$30
$20
$10
Start of Four Strategic Initiatives
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06



BP
Adjusted Closing Price
$80
$70
$60
$50
$40
$30
Start of new market strategy and innovations
Jan-01
Jan-02
Jan-03
Jan-04
Jan-05
Jan-06

Sources:
Yahoo Finance
Thompson Financial

# Business Priorities 2006-2010

1. Advance business transformation
2. Provide attractive shareholder returns
3. Increase investment in utility infrastructure
4. Implement an effective energy procurement plan
5. Improve reputation through more effective communications
6. Evaluate the evolving industry and related investment opportunities

# Regulatory Environment

- Regulators and policymakers continue to support a return to stable energy policies
- Regulators understand and appreciate the critical role of capital markets
- Regulatory strategy focused on:
  - Emphasizing the importance of the customer
  - Communicating constantly
  - Listening to concerns
  - Being responsive
  - Developing trust and rapport

# Advancing Business Transformation



# Transformation Vision

- Responsive to customer expectations
- Deliver new products and services


Understand the Customer
Operational Excellence
Technology/ Innovation

- Standardization prevails
- Relentless focus on efficiency

- Use of technology to drive operational excellence
- Innovation to lower cost and satisfy customers

# Transforming the Customer Experience


FROM
Traditional Structure
PG&E imposed interactions
Resulting Customer Experience
Customer interactions
Customer
Transform Customer Experience
TO
Customer-Oriented Structure
Customer
Customer
• Needs
• Intentions
• Preferences
Defined Customer Experience
Transformed and aligned operations deliver desired experiences
Operationally Aligned

# The Customer Experience Lifecycle


Customer Intentions
Learn and understand services, offerings and pricing
"Order" gas/electric services
Have service turned on
Use electricity and/or gas
Pay monthly bill for electricity and/or gas
Contact provider to address service or billing issues
End electric and/or gas services
Majority of interactions occur in these touch-points
Touchpoints
Customer Experience Lifecycle
Regulatory Environment
Stage I
Stage II
Stage III
Discover Service
Sign up for Service
Activate Service
Use Service
Pay for Service
Resolve Issues
Stop Service
Learn about PG&E - perceptions

PG&E Enabled Experience

**Stage I: Discover - Sign-up - Activate**

*Discover Service*
- Engage w/ customer in introducing services, products and pricing.
- Educate customers.
- Set expectations.

*Sign up for Service*
- Help customer to sign up for services.
- Provide various sign-up options.

*Activate Service*
- Interact with customer to fulfill their "order".

**Stage II: Use - Pay - Resolve**

*Use Service*
- Provide highly reliable, quality gas and electric service.
- Assist with usage efficiency.

*Pay for Service*
- Provide accurate, easy to understand bills.
- Provide multiple ways to access and pay bills.

*Resolve Issues*
- Solve service disruption or billing issues.

**Stage III: Stop Service**
- Stop or transfer service per customer instructions.

Indirect Experience

- Customer perceptions of PG&E are influenced by media, word of mouth, and paid advertising

# The Transformation Phases


Strategy/ Roadmap
Preliminary Design & Analysis
Detailed Design
Build/ Test
Implementation & Operational Handover

Planned deployment of initiatives:

- 2005: 20 initiatives were fully or partial deployed
- 2006: 27 other initiatives will be fully or partially deployed

# Transformation Enhancing Performance - Examples

| Today (Manual) | | Future (Automated) |
|---|---|---|
| **Outage Management**<br>– Customer notifies the utility of a problem<br>– Troubleman assesses scope of outage<br>– Customized construction information prepared | • Improve infrastructure | **Outage Management**<br>– Utility systems immediately locate a problem<br>– Troubleman uses on-line records to prepare job information and specify material required for repair |
| **New Residential Service**<br>– Developer completes paper application for new service<br>– Multiple groups record and track project<br>– Local estimation of project | • Deploy new technology<br>• Revamp business processes | **New Residential Service**<br>– Developer prepares electronic application for new service<br>– Single system entry of project information<br>– Central job estimation with specialized team focusing on subdivisions |
| **Work and Resource Management**<br>– Supervisor schedules crews and assembles job information for crews<br>– Paper job packages provided to work crews<br>– Work crew gathers needed materials<br>– Manual updates to multiple systems | • Instill a competitive, customer-focused mindset | **Work and Resource Management**<br>– Integrated systems mobilize the right resources, at the right capacity<br>– Electronic job information provided to work crews<br>– Prepackaged material delivered on time to job site<br>– Work crew updates records remotely<br>– Supervisor is in the field to coach and assist crews |

# Transformation Metrics

- Overall customer satisfaction
  (Composite of J. D. Power residential and business customer surveys)
- Timely bills
  (% billed within 35 days)
- Accuracy of outage restoration time estimate
  (% accuracy)
- System Average Interruption Duration Index
  (yearly minutes per customer)
- System Average Interruption Frequency Index
  (yearly interruptions per customer)
- Total energy availability *
  (composite of generation and procured energy availability)
- Telephone service level
  (% answered within 20 seconds)
- Expense per customer
  ($ cost of operations per customer)
- Diablo Canyon performance index
  (composite of plant performance metrics)
- Employee opinion
  (composite of employee satisfaction Premier survey metrics)
- Employee safety
  (lost workday case rate per 100 employees)



= 2004 Actual
= 2005 Actual
= 2006 Goal

* Note: Performance based on whether Utility generation is available as planned and whether the Utility has obtained adequate electric supplies (as measured by California ISO alerts).

# Video: *PG&E's Transformation Journey*



# 2007 GRC: Savings Proposals

Estimated net savings reduce cost increases in 2008 and 2009


GRC Attrition Revenue Request ($MM)
$200
$100
$0
-$100
-$200
$126 MM
$145 MM
($41MM)
($97 MM)
2008
2009
Net Increase
Net Savings

# 2007 GRC: Proposed Sharing Mechanism

- Sharing mechanism to ensure customers and shareholders share in transformation benefits and risks during 2007-2009



14.35%
13.35%
12.35%
11.35%
10.35%
9.35%
8.35%
100% Customer (above 14.35%)
50/50 Shareholder/Customer (above 11.85%)
100% Shareholder (0.5% above and below allowed 11.35% ROE)
50/50 Shareholder/Customer (below 10.85%)

# Anticipated Transformation Costs and Benefits



Expense ($MM)
$400
$200
$0
($200)
($400)
2006
2007
2008
2009
2010
Costs
Benefits
Net Cost/(Benefit) Range

# 2007 GRC: Proposed Performance Incentive Mechanism

- Intended to reward (or penalize) PG&E for exceeding (or falling below) 6 measures:
  - Generation availability
  - Timely bills
  - Telephone service level
  - System Average Interruption Duration Index
  - System Average Interruption Frequency Index
  - Accuracy of outage restoration estimate
- Metrics are equally-weighted; scores range from 0 to 2, with a target of 1
- Reward (or penalty) can be up to $60MM ($35MM after-tax)


2.0 Score
Reward prorated up to $60MM
1.0 Score
Dead band (no reward or penalty)
Penalty prorated up to $60MM
0.0 Score

# Transformation Q&A



# Increasing Investment in Utility Infrastructure



# Overview

2006-2010 capital program determined by:

- 2007 GRC for distribution and existing generation operations
- Advanced Metering Infrastructure (AMI) deployment
- Diablo Canyon steam generator replacement
- Electric Transmission Owner rate cases (FERC regulated)
- Gas Transmission safety and reliability investments
- Potential new generation investment

# Distribution Investment Profile

- Investment drivers:
  - Connections of new customers and demand growth
  - Replacement of aging assets
  - Service levels to customers
- Major components:
  - Replacement and refurbishing of electric distribution facilities
  - New gas and electric facilities in developing areas
  - Gas Pipeline Replacement Program



# AMI Investment Profile

- Roughly 10 million meters planned to be installed by the end of 2011
- Proven technology to lower meter reading costs, improve outage management, improve demand response
- Over $900 million in vendor contracts signed
- Design, planning, and small-scale testing underway
- On track for July 2006 CPUC decision on full deployment

# Electric Transmission Investment Profile

- Fastest-growing area of the business
- Investment driven by:
  - System expansions as approved by the California ISO
  - Interconnections/upgrades to support new generation
  - Replacements, upgrades, and other life extension programs to maintain line capacity
  - Reduction of grid congestion and Reliability Must Run contracts



# Gas Transmission Investment Profile

Investment driven by:

- Safety, reliability, and service enhancements
  - Storage development
- Core load growth and new customer loads
- Access to new gas supplies
  - Pipelines to new sources (such as LNG)
- Replacement of aging infrastructure
  - Stations
  - Pipelines



# Owned Generation Investment Profile

- Investments driven by:
  - Replacements/upgrades to nuclear facilities
  - Hydroelectric reliability improvements, relicensing compliance, and dam safety and security requirements
- Major components:
  - Diablo Canyon steam generator replacement
  - Hydro maintenance-related capital and relicensing
  - Contra Costa Unit 8
  - Humboldt Bay repowering





# Capital Expenditure Outlook

Capital expenditures average $2.5B for years 2006-2010:

Capital Expenditure Outlook ($MM)



3000
2000
1000
0

| ($MM) | 2006 | 2007 | 2008 | 2009 | 2010 |
|---|---|---|---|---|---|
| Distribution | $1,120 | $1,130 | $1,095 | $960 | $950 |
| Generation | $300 | $520 | $520 | $390 | $190 |
| Electric Transmission | $510 | $360 | $320 | $310 | $320 |
| Gas Transmission | $170 | $150 | $110 | $110 | $200 |
| CCS | $30 | $210 | $70 | - | - |
| AMI | $150 | $190 | $320 | $370 | $280 |
| Common Plant | $220 | $290 | $280 | $260 | $260 |
| Total | $2,600 | $2,860 | $2,876 | $2,400 | $2,200 |

# Rate Base Growth



Average Annual Rate Base ($B)*
$22
$20
$18
$16
$14
$12
16.2
17.4
18.6
19.9
20.7
2006
2007
2008
2009
2010

* 2006-2010 rate base is not adjusted for the impact of the carrying cost credit that primarily results from the second series of the Energy Recovery Bonds. Earnings will be reduced by an amount equal to the deferred tax balance associated with the regulatory asset, multiplied by the utility's equity ratio and by its equity return. The carrying cost credit declines to zero when the taxes are fully paid in 2012.

Short Break



# Implementing the Energy Procurement Plan



## Overview

- Procurement plan intended to meet customer need for reliable energy in an environmentally-responsible and cost-effective manner
- Energy efficiency and renewables are highest priority in California "loading order"
- Solicited offers for short, intermediate and long-term resources
- Procurement cost recovery mechanisms in place

# Electric Procurement Issues

- California's preferred loading order
- Growth of energy efficiency and demand response programs
- Development of renewable energy
- Efficient generation resources for the future
- Reliable energy in an environmentally-responsible and cost-effective manner

# Long-Term Electric Resources

## 2005 Sources of Energy *

79,900 GWH



Irrigation Districts 5%
Other 6%
Utility Owned
QFs 22%
DWR 27%

* Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation District, and other sources.

## 2010 Projected Sources of Energy *

88,600 GWH



New All-Source Resources 13%
CCA 3%
New DG
New EE 3%
New Customer Choice 4%
New Renewables *** 7%
Other 1%
Irrigation Districts 4%
QFs
DWR 7%
Existing Utility Owned ** 34%

* Approximately 2[illegible]% of total retail sales expected to be eligible renewable resources coming from utility-owned, QF, Irrigation District, and other sources.

** Includes 1[illegible] MW Humboldt Bay repowering and utility-owned renewables.

*** May include utility-owned resources.

# Energy Efficiency and Renewables

Energy Efficiency Funding *($MM)*


400
300
200
100
0
2004
2005
2006
2007
2008

Renewable MWs Under Contract *(Cumulative)*


500
400
300
200
100
0
2002
2003
2004
2005

# Long-Term RFO (All Source)

- CPUC has approved the acquisition or contracting of 2200 MW to meet long term needs
- Long-Term RFO is 95% complete
- Expect to execute contracts and file with CPUC by end of March
- Currently under negotiation:
  - 4 Power Purchase Agreements of 1300 MW
  - 2 Utility Ownership Agreements of 800 MW
- Complements other ownership projects
  - Contra Costa Unit 8: 530 MW
  - Humboldt Bay Power Plant repowering: 150 MW

## Gas Procurement

- Current sources: Southwest U.S. and Canada
- CPIM mechanism remains intact
- Received permission to undertake a winter hedging program
- Taking a more long-term view of portfolio management

# Providing Attractive Shareholder Returns



# Financial Objectives

- Earn the full authorized return on equity
- Invest in needed infrastructure
- Generate strong cash flow
- Ensure adequate liquidity

# EPS Guidance

EPS from Operations*: 2006 guidance of $2.40-$2.50 per share
2007 guidance of $2.65-$2.75 per share



EPS from Operations *
$2.80
$2.60
$2.40
$2.20
$2.00
$1.80
2005A
2006E
2007E
Guidance Range

| Operating EPS Assumptions ($MM) | 2006 | 2007 |
|---|---|---|
| Rate Base | $16,200 | $17,400 |
| Equity Ratio | 52% | 52% |
| Authorized ROE | 11.35% | 11.35% |
| Carrying Cost Credit | ($66) | ($52) |
| Holding Company Interest | ($16) | ($16) |

* Reg G reconciliation to GAAP for 2005 EPS from Operations and 2006 and 2007 EPS Guidance available in Appendix and at www.pge-corp.com

# EPS Growth

- EPS from operations growth targeted to average approximately 7.5% annually 2006-2010
- Places PG&E near the top of comparable companies
- Actual growth rate will depend on infrastructure investments



Five-Year Estimated Earnings Growth
10%
8%
6%
4%
2%
0%
PCG
AEE
AEP
CNP
ED
ETR
FPL
NI
PNW
PGN
SO
TE
XEL

Source: Zacks Investment Research, Inc. survey of analyst estimates (February 16, 2006).

# Liquidity

Liquidity targets for 2006:

- Utility: Target of zero cash balance in December with $2 billion credit facilities retained to handle contingencies
- Holding Company: Cash to be reduced to a minimum hold of $40 million with $100 million of revolver to be available at all times

# Cash Available for Dividends and Stock Repurchases



$MM
1,200
1,000
800
600
400
200
0
2006
2007
2008
2009
2010
Guidance Range

Reg G reconciliation to GAAP for Cash Available for Dividends and Stock Repurchases available in Appendix and at www.pge-corp.com.

# Dividend Policy

- Objectives:
  - Flexibility
  - Sustainability
  - Comparability
- Payout ratio range of 50% - 70%
- Growth balanced with funding for additional investment opportunities

# Outlook for Electric Rates

- Retail electric rates expected to increase on average at about the rate of inflation after 2006
  - Infrastructure investments
  - Procurement costs
- Other pressures on electric rates:
  - High natural gas prices
  - Increasing public purpose program expenses
  - California solar incentives

# Summary

- Earnings per Share from Operations targeted to grow approximately 7.5% annually from 2006-2010, based on assumed ROE of 11.35%
- Transformation savings and performance incentive earnings would be accretive
- Dividend growth to be balanced by funding needs for additional investments
- No net new equity during 2006-2010: equity issuance in some years to be offset by share repurchases in other years

# Evaluating the Evolving Industry



# Summary

- Trends:
  - Recent industry consolidation
  - PUHCA reform
  - Restructuring
  - Renewed M&A dialogue
- Monitoring M&A and investment activity
- Primary focus is on developing good momentum in transformation

# Conclusion



# Strategic Direction

**Our vision**

The leading utility in the United States

**Our goals**

Delighted customers | Energized employees | Rewarded shareholders

**Our strategies**

Operational excellence
Transformation

**Our values**

We act with integrity and communicate honestly and openly.
We are passionate about meeting our customers' needs and delivering for our shareholders.
We are accountable for all of our own actions: these include safety, protecting the environment, and supporting our communities.
We work together as a team and are committed to excellence and innovation.
We respect each other and celebrate our diversity.

# Final Q&A



# PG&E Corporation: Customer Focused, Value Driven

Investor Conference
March 1, 2006
New York, NY



# Appendix



# Pacific Gas and Electric Company (PG&E)

- 2005 marked the 100th anniversary of PG&E
- Provides energy to nearly 1 in 20 people in the U.S.
- 70,000 square-mile service territory
- Four main operational units:
  - Electric and gas distribution
  - Electric transmission
  - Gas transmission
  - Electric generation


PG&E's
Service Area
in California

# Electric & Gas Distribution

Business Scope

- Retail electricity and natural gas distribution service (construction, operations & maintenance)
- Customer services (call centers, meter reading, billing)
- 5 million electric and 4 million gas customer accounts
- Service territory covers 70,000 square miles and 47 counties


PG&E's
Service Area
in California

Primary Assets

- $9.9 billion of rate base (2005 wtd. avg.)

Revenues/Margins

- Cost of service ratemaking [1]
- Formulaic attrition revenue increases (through 2006)
- Revenues stabilized by sales balancing accounts

[1] Authorized revenues = operating costs + (rate of return × rate base)
Rate base = net plant ± adjustments to approximate invested capital

# Electric Transmission

Business Scope

- Wholesale electric transmission services (construction, maintenance)
- Operation by CA Independent System Operator

Primary Assets

- $2.0 billion of rate base (2005 wtd. avg.)

Revenues/Margins

- Cost of service ratemaking under FERC
- Significant growth in rate base
- Revenues vary with system load


Existing
500 kV

18,616 circuit miles of electric transmission lines

# Natural Gas Transmission

Gas Transmission Business Scope

- Natural Gas transportation, storage, parking and lending services
- Customers: PG&E's natural gas distribution and electric generation businesses, industrial customers, California electric generators, and marketers

Primary Assets

- $1.5 billion of rate base (2005 wtd. avg.)

Revenues/Margins

- Incentive ratemaking framework ("Gas Accord")
- Revenues vary with throughput



- 6,128 miles of backbone transportation import capacity of 2.0 BCF/day Canadian gas, 1.1 BCF/day Southwest gas
- Three storage facilities with 42.0 BCF cycle capacity

# Electric Procurement and Owned Generation

Business Scope

- Electricity and ancillary services from owned and controlled resources
- Energy procurement program

Primary Assets

- Diablo Canyon nuclear power plant ( 2,174 MW)
- Largest privately owned hydro system (3,896 MW)
- $1.7 billion rate base (2005 wtd. avg.)
- Funded nuclear plant decommissioning trusts of $1.6 billion

Revenues/Margins

- Cost of service ratemaking for utility owned generation
- Power procurement cost recovery in place
- 2,200MW of new generation to be owned/contracted by 2010


Diablo Canyon
Nuclear Plant



# Customer Profiles by Usage

## Electric Customers


Agricultural
& Other
6%
Industrial
18%
Commercial
40%
Residential
36%

## Gas Customers


Commercial
9%
Residential
23%
Industrial
68%

# Electric Sales Outlook

Electric sales growth forecasted to average 1.5% during 2006-2010


Electric Sales (GWh)
88,000
86,000
84,000
82,000
80,000
2006
2007
2008
2009
2010

# Gas Sales Outlook

Gas sales growth forecasted to average 0.7% during 2006-2010



Gas Sales (MDTh)
740,000
730,000
720,000
710,000
700,000
2006
2007
2008
2009
2010

# PG&E: Existing Resource Mix

- Owned generation

| | Type | Net Capacity (MW) |
|---|---|---|
| – Diablo Canyon | Nuclear | 2,174 |
| – Hydroelectric facilities | Hydro | 3,896 |
| – Hunters Pt. and Humboldt | Fossil | 350 |
| – Total | | 6,420 |

- 2005 sources of electric energy*



Other Power Purchases 6%
Irrigation Districts 5%
QFs/ Renewables 22%
Utility Owned
DWR 27%

* Approximately 12% of total retail sales are supplied by eligible renewable resources coming from utility-owned, QF, Irrigation District, and other sources.

# Comparative Energy Procurement Costs


New Build Energy Procurement Cost ($/MWh)
Renewables
Energy Efficiency
Combustion Turbine
Combined Cycle
0
20
40
60
80
100
120
140
160

## Current Ratemaking

- Distribution – Next GRC applies to 2007-2009
- Electric Transmission – Rates set at FERC through Transmission Owner cases
- Gas Transmission and Storage – Rates set through Gas Accord framework through 2007
- Generation – Cost-of-service ratemaking with existing generation covered through the GRC

# Key Pending Regulatory Proceedings

- Pending approval
  - Completion of CCs — Decision expected Q2 2006
  - Advanced Metering Infrastructure — Decision expected 7/06
  - 2007 GRC — Decision expected 12/06
  - Electric Transmission Owner s — Decision expected Q2 2006
- Pending investigation
  - Billing and Collection OII — Decision expected Q4 2006
- Anticipated filings
  - Generation RFO — Filing expected Q1 2006
  - Gas Transmission rates (post 2007) — Filing expected late 2006

# Expected 2007 GRC Timeline

| | |
|---|---|
| File Application | Filed on December 2, 2005 |
| Prehearing Conference | Held on January 23, 2006 |
| Intervener testimony | April 28 |
| Evidentiary hearings | May 31 – July 7 |
| Briefs and reply briefs | July 27 – August 10 |
| ALJ proposed decision | November 14 |
| Final commission order | December 14 |

Proposed performance incentive mechanisms will be handled in a separate phase, with a decision in April 2007.

# Definitions of Transformation Metrics

**Overall Customer Satisfaction.** PG&E measures residential and business customer satisfaction with annual industry wide surveys conducted by J.D. Power and Associates, as well as with proprietary studies using the same survey in intervening quarters. For this overall customer satisfaction measure, the four residential scores are averaged into one score and, similarly, the four business scores are averaged and then the two averages are combined with equal weighting.

**Timely Bills.** Customers expect timely bills. This metric measures the percentage of bills that have been issued timely to customers (within 35 days of the last scheduled meter read).

**Estimated Time of Outage Restoration Accuracy.** Estimated Time of Restoration measures how accurately PG&E provides outage information to customers during the early stages of an outage. The metric calculates if the first restoration estimate given to customers (the estimate is provided as a two hour window) is accurate for the majority of the initial customers interrupted.

**System Average Interruption Duration Index.** SAIDI represents the average outage time that each PG&E customer experiences over a one year period due to sustained outages.

**System Average Interruption Frequency Index.** SAIFI represents the average number of sustained outages that each PG&E customer experiences over a one year period.

**Total Energy Availability.** The Energy Availability measure combines two separate reliability measures, each equally weighted. One assesses whether PG&E-owned generation is available as planned and the other assesses whether PG&E has obtained adequate electric supplies for its customers, as measured by CAISO alerts.

# Definitions of Transformation Metrics *(continued)*

**Telephone Service Level.** TSL measures the percent of customer calls to the contact centers that are answered within a specified number of seconds and is a measure of the responsiveness to customer calls.

**Expense per Customer.** The average annual cost of operations per customer includes all budget expense items, including business unit and corporate service department expenses, casualty, benefits, severance and insurance. This measurement excludes capital-related costs such as depreciation and interest, and the commodity costs of gas and electricity. The denominator is defined as the total average number of gas and electric customer accounts for the year.

**Diablo Canyon Performance Index.** The Diablo Canyon Composite Performance Index is intended to provide a quantitative indication of plant performance in the areas of nuclear plant safety and reliability and plant efficiency.

**Employee Opinion.** The "employee index score" was created to measure overall change in employee satisfaction and engagement across the enterprise and is derived by using the overall score from the Premier survey, which is distributed to all employees on an annual basis.

**Lost Workday Case Rate.** This metric measures the number of non-fatal injury and illness cases that (1) satisfy OSHA requirements for recordability, (2) occur in the current year, and (3) result in at least one day away from work. The rate measures how frequently new lost workday cases occur for every 200,000 hours worked, or for approximately every 100 employees.

# 2005 EPS - Reg G Reconciliation

| | |
|---|---|
| 2005 EPS on an Earnings from Operations Basis | $2.34 |
| Items Impacting Comparability: | |
| Incremental interest costs related to generator disputed claims from Chapter 11 proceedings | (0.01) |
| Prior year's portion of the gain associated with AEAP settlement | 0.24 |
| Costs of chromium litigation settlement and accruals for unresolved claims | (0.23) |
| Gain from tax adjustments related to NEGT | 0.03 |
| 2005 EPS on a GAAP Basis | $2.37 |

# EPS Guidance - Reg G Reconciliation

| 2006 | Low | High |
|---|---|---|
| EPS Guidance on an Earnings from Operations Basis* | $2.40 | $2.50 |
| Estimated Items Impacting Comparability | 0.00 | 0.00 |
| EPS Guidance on a GAAP Basis | $2.40 | $2.50 |

| 2007 | Low | High |
|---|---|---|
| EPS Guidance on an Earnings from Operations Basis* | $2.65 | $2.75 |
| Estimated Items Impacting Comparability | 0.00 | 0.00 |
| EPS Guidance on a GAAP Basis | $2.65 | $2.75 |

* Earnings per share from operations is a non-GAAP measure. This non-GAAP measure is used because it allows investors to compare the core underlying financial performance from one period to another, exclusive of items that do not reflect the normal course of operations.

# Carrying Cost Credit Impacts

Estimated Average Deferred Tax Balances and Carrying Cost Credit Impacts ($MM)

| | 2006 | 2007 | 2008 | 2009 | 2010 | 2011 | 2012 |
|---|---|---|---|---|---|---|---|
| Rate Reduction Bond and Energy Recovery Bond Average Deferred Tax Balance | $1,125 | $878 | $683 | $542 | $396 | $242 | $82 |
| Estimated Carrying Cost Credit * | ($66) | ($52) | ($40) | ($32) | ($23) | ($14) | ($5) |

* Rate Reduction Bonds are fully retired at the end of 2007.
Estimated carrying cost credits assume a utility equity ratio of 52% and ROE at 11.35%

# Cash Available for Dividends and Stock Repurchases
# Reg G Reconciliation

| 2006 | Low | High | ($MM) |
|---|---|---|---|
| Estimated Cash Available for Dividends and Stock Repurchases* | 625 | 775 | |
| Estimated Net Cash Used in Investing Activities | 2,640 | 2,440 | |
| Less: Estimated Change in Net Debt and Preferred, and Preferred Dividends | (740) | (640) | |
| Estimated Net Cash Provided by Operating Activities | 2,525 | 2,575 | |

| 2007 | Low | High |
|---|---|---|
| Estimated Cash Available for Dividends and Stock Repurchases* | 150 | 300 |
| Estimated Net Cash Used in Investing Activities | 2,970 | 2,770 |
| Less: Estimated Change in Net Debt and Preferred, and Preferred Dividends | (30) | 70 |
| Estimated Net Cash Provided by Operating Activities | 3,090 | 3,140 |

*Cash available for dividends and stock repurchases is a non-GAAP measure. This non-GAAP measure is used because it allows investors to consider the amount of cash generated by operations and available after investing activities and debt service to pay dividends, as well as fund stock repurchases, if any.

# Cash Available for Dividends and Stock Repurchases Reg G Reconciliation

| 2008 | Low | High | ($MM) |
|---|---|---|---|
| Estimated Cash Available for Dividends and Stock Repurchases* | 400 | 600 | |
| Estimated Net Cash Used in Investing Activities | 2,800 | 2,580 | |
| Less: Estimated Change in Net Debt and Preferred, and Preferred Dividends | (250) | (150) | |
| Estimated Net Cash Provided by Operating Activities | 2,950 | 3,030 | |

| 2009 | Low | High |
|---|---|---|
| Estimated Cash Available for Dividends and Stock Repurchases* | 600 | 850 |
| Estimated Net Cash Used in Investing Activities | 2,500 | 2,250 |
| Less: Estimated Change in Net Debt and Preferred, and Preferred Dividends | (50) | 50 |
| Estimated Net Cash Provided by Operating Activities | 3,050 | 3,150 |

*Cash available for dividends and stock repurchases is a non-GAAP measure. This non-GAAP measure is used because it allows investors to consider the amount of cash generated by operations and available after investing activities and debt service to pay dividends, as well as fund stock repurchases, if any.

# Cash Available for Dividends and Stock Repurchases
## Reg G Reconciliation

| 2010 | Low | High | ($MM) |
|---|---|---|---|
| Estimated Cash Available for Dividends and Stock Repurchases* | 750 | 1,050 | |
| Estimated Net Cash Used in Investing Activities | 2,340 | 2,000 | |
| Less: Estimated Change in Net Debt and Preferred, and Preferred Dividends | 90 | 250 | |
| Estimated Net Cash Provided by Operating Activities | 3,180 | 3,300 | |

* Cash available for dividends and stock repurchases is a non-GAAP measure. This non-GAAP measure is used because it allows investors to consider the amount of cash generated by operations and available after investing activities and debt service to pay dividends, as well as fund stock repurchases, if any.

PG&E®

# Credit Profile

- Current Ratings
  - Utility issuer rating: BBB (S&P) and Baa1 (Moody's)
  - Utility unsecured debt: BBB (S&P) and Baa1 (Moody's)
- Average Metrics (2006-2010)*
  - S&P Business Profile Rating: 6
  - Total Debt to capitalization (EOY): 53.5%
  - Funds from Operations Cash Interest Coverage: 5.1x
  - Funds from Operations to Average Total Debt: 25%

* Metrics include debt equivalents for long-term power purchase contracts.

# Speaker Biographies



**PETER A. DARBEE**
Chairman of the Board, Chief Executive Officer and President
PG&E Corporation

Peter Darbee, a veteran of the energy, telecommunications, and investment banking industries, is Chairman of the Board, Chief Executive Officer, and President of PG&E Corporation. Based in San Francisco, PG&E Corporation is a $34 billion energy-based holding company that owns Pacific Gas and Electric Company, one of the largest combination natural gas and electric utilities in the United States. The utility serves 14 million people throughout a 70,000-square-mile service area in Northern and Central California.

Darbee, 53, joined PG&E Corporation in 1999 as Senior Vice President and Chief Financial Officer. Prior to that, he was Vice President and Chief Financial Officer of Advance Fibre Communications Inc. (AFC), a telecommunications manufacturer of digital loop carrier systems. Before joining AFC, he was Vice President, Chief Financial Officer, and Controller of Pacific Bell.

Darbee previously was an investment banker with Goldman Sachs, where he was Vice President and co-head of the company's energy and telecommunications group. He also held positions at Salomon Brothers and AT&T.

Darbee earned his bachelor's degree in economics from Dartmouth College and an M.B.A. from the Amos Tuck School of Business at Dartmouth. He has also successfully completed the Nuclear Reactor Technology Program at the Massachusetts Institute of Technology.

Darbee is a Director of PG&E Corporation and Pacific Gas and Electric Company. He also is active in numerous civic and community organizations, including The Business Council, the California Business Roundtable, the California Commission for Jobs and Economic Growth, the San Francisco committee on JOBS, and the Board of Governors of the San Francisco Symphony.

# Speaker Biographies



THOMAS B. KING
President and Chief Executive Officer
Pacific Gas and Electric Company

Tom King is President and Chief Executive Officer of Pacific Gas and Electric Company. Before joining the utility in 2003, King served as Senior Vice President of PG&E Corporation, and as President of PG&E National Energy Group.

King, 44, has more than 20 years of experience in the energy industry. He joined PG&E Gas Transmission as president in 1998, and prior to coming to PG&E, served as president and chief operating officer of Kinder Morgan Energy Partners, L.P. He previously spent eight years with Enron Corporation in a series of senior operating positions with its affiliates, Enron Liquid Services Corporation, Northern Natural Gas Company, Transwestern Pipeline Company and Northern Border Pipeline Company. He also held positions at Cabot Corporation's natural gas unit, Cabot Transmission Corporation, and the Panhandle Eastern Corporation.

King earned a bachelor's degree in business administration from Louisiana State University and is a graduate of the University of Michigan's executive management program. King also attended the Nuclear Reactor Technology Program at the Massachusetts Institute of Technology.

King sits on the Boards of the American Gas Association and the Museum of the African Diaspora, San Francisco. He also serves as a Director for the California Chamber of Commerce and the Bay Area Council.

# Speaker Biographies



CHRISTOPHER P. JOHNS
Senior Vice President, Chief Financial Officer and Treasurer
PG&E Corporation

Chris Johns is Senior Vice President, Chief Financial Officer and Treasurer of PG&E Corporation.

Johns, 45, is responsible for all financial activities including oversight of treasury, accounting, investor relations, tax, and financial planning functions.

Johns joined Pacific Gas and Electric Company in 1996 as Vice President and Controller, and became Controller of PG&E Corporation when it was formed in January 1997. Later that year, he was promoted to Vice President and Controller. Johns was named Senior Vice President and Controller in September 2001 and elected Chief Financial Officer in January 2005.

Before joining PG&E Corporation, Johns was a partner in KPMG Peat Marwick LLP. He also was the associate national director of the firm's Public Utilities practice.

Johns earned a bachelor's degree in accounting from the University of Notre Dame. He is a Certified Public Accountant in the states of California and Florida, and is a member of the Financial Executives Institute.

# Additional Biographies



**BEVERLY Z. ALEXANDER**
Vice President, Customer Service
Pacific Gas and Electric Company

Bev Alexander is Vice President, Customer Service, and is responsible for PG&E's account services, customer contact and credit operations, customer energy efficiency, service analysis and billing, revenue and records.

Alexander has been with PG&E since 1982, when she was hired as an air quality attorney. She later worked as a manager in Power Generation and Gas and Electric Transmission. She also served as chief counsel to the Distribution Customer Service Business Unit before being named Vice President-Rates and Account Services in 1999. She was named Vice President, Customer Satisfaction in 2004, and in 2005 served as acting head of the Customer Service and Revenue department. She was named to her current position in January 2006.

Prior to joining PG&E, Alexander spent four years as an environmental attorney at McCutchen, Doyle, Brown & Enerson, and she clerked in Los Angeles for the United States Court of Appeals, Ninth Circuit.

Alexander earned her J.D. from the University of California, Berkeley, Boalt School of Law and has B.A. degrees in Environmental Studies and History from the University of California, Santa Cruz, where she graduated with the highest honors.



**OPHELIA BASGAL**
Vice President, Civic Partnership and Community Initiatives
Pacific Gas and Electric Company

Ophelia Basgal has been Vice President, Civic Partnership and Community Initiatives since September 2005. She is directly responsible for managing the charitable contributions program, external relations (other than Government Relations), and PG&E's partnerships with community-based organizations.

Basgal is a nationally-recognized expert in housing and community development issues, having served for 21 years as executive director of the Alameda County Housing Authority. In that capacity, she directed a staff of [illegible]5 and managed an annual budget of more than $[illegible] million, and consistently delivered strong program performance and created real economic independence and home ownership opportunities for tens of thousands of Bay Area residents.

Basgal has a BA with distinction from Arizona State University and a master's degree in Social Welfare Administration from the University of California, Berkeley. Her many professional and community affiliations include current terms on the board of retirement of the Alameda County Employees' Retirement Association (ACERA), the executive committee of the California Supreme Court Historical Society, the advisory board for the University of California Puente Program and the advisory council to the National Housing Conference's Center on Housing Policy.

# Additional Biographies



**THOMAS E. BOTTORFF**
Senior Vice President, Regulatory Relations
Pacific Gas and Electric Company

Tom Bottorff is Senior Vice President, Regulatory Relations, at Pacific Gas and Electric Company. He is responsible for developing, coordinating and managing policy with state regulatory agencies, including the California Public Utilities Commission (CPUC). He also is responsible for developing and filing rate proposals with the CPUC, and for oversight of the company's gas and electric tariffs.

Bottorff joined PG&E in 1982, and has served in a number of regulatory, rates, and customer service areas prior to his current assignment. Before joining the utility, Tom was a power supply analyst for the Nuclear Regulatory Commission in Washington, D.C. He has also developed and built over 25 new homes in Northern California.

Bottorff received a Bachelor of Science degree in Electrical Engineering from the University of California, Berkeley, and a Master of Science degree in Engineering Economic Systems from Stanford University. He holds both general building and engineering contractor licenses in the state of California.

**HELEN BURT**
Senior Vice President and Chief Customer Officer
Pacific Gas and Electric Company

Helen Burt joined Pacific Gas and Electric Company in February 2006 as Senior Vice President and Chief Customer Officer. She is responsible for developing and implementing customer-centric, enterprise-wide business strategies to create customer experiences that will help define PG&E as a leading utility.

Burt is an experienced customer operations leader with 21 years of experience at TXU (previously known as Texas Utilities). She began her career at TXU as a customer service representative and concluded it as Vice President, Customer Billing and Operations at TXU Energy, with responsibility for all gas and electric customer service and a 2,000-person organization. Most recently, she worked with Bass and Company Management Consultants assisting energy and water industries with business process re-engineering, large-scale organizational change and technology integration to improve customer points of contact.

Burt holds a bachelor's degree in biology from Midwestern State University in Wichita Falls, Texas.

# Additional Biographies



**JEFFREY D. BUTLER**
Senior Vice President, Energy Delivery
Pacific Gas and Electric Company

Jeff Butler is Senior Vice President, Energy Delivery for Pacific Gas and Electric Company. He oversees everything from engineering and planning to the operation, maintenance and construction of the utility's gas distribution and electric transmission and distribution systems.

A second generation PG&Eer, Butler followed in the footsteps of his late father, Bob Butler, who retired as an electric field foreman following a [illegible]-year career. Jeff Butler joined the company in [illegible] and worked in various engineering capacities in hydro for four years, moving on to multiple management roles in generation, electric transmission and distribution. Most recently, he served for two years as SVP - Transmission and Distribution, following seven years as Vice President Distribution Operations, Maintenance & Construction.

Butler received his B.S. in Electrical and Electronic Engineering from California State University, Chico. He is a member of the Leadership Council of the American Gas Association. He is also actively involved as a board member for MESA (Mathematics, Engineering, Science Achievement), the American Red Cross Bay Area Chapter and the Junior Achievement of the Bay Area.



**LESLIE H. EVERETT**
Senior Vice President, Communications and Public Affairs
PG&E Corporation

Leslie Everett is Senior Vice President, Communications and Public Affairs. She is also President of the PG&E Corporation Foundation for charitable giving.

Everett joined Pacific Gas and Electric Company in [illegible] in the Planning and Research organization. She has since held a series of positions of increasing responsibility at the company, including Supervisor, Cogeneration and Renewable Resources; Manager, Regulatory Relations; Project Manager, Generation Asset Divestiture; and Vice President and Corporate Secretary. She was appointed Vice President and Assistant to the Chairman in 2001, Senior Vice President and Assistant to the Chairman in 2004, and Senior Vice President and Assistant to the Chief Executive Officer in January 2005. She was named to her current position of Senior Vice President, Communications and Public Affairs in January 2006.

Everett holds a bachelor's degree in Environmental Studies from the University of California, Los Angeles, and is a graduate of the Stanford Executive Program. She has been a member of the Council of Directors for The Yosemite Fund since [illegible].

# Additional Biographies



**KENT M. HARVEY**
Senior Vice President, Chief Risk and Audit Officer
PG&E Corporation

Kent Harvey is Senior Vice President, Chief Risk and Audit Officer for PG&E Corporation. He oversees the company's enterprise-wide risk management, internal audit and compliance functions.

Harvey began his career at PG&E as an engineer in [illegible]. He also served as Corporate Secretary, Director of Financial Analysis, Director of Investor Relations, and Vice President and Treasurer, before becoming Pacific Gas and Electric Company's Senior Vice President, Chief Financial Officer and Treasurer. He assumed his current position in October 2005.

He holds a bachelor's degree in economics and a master's degree in engineering – economic systems, both from Stanford University. Harvey serves as treasurer and trustee of the American Conservatory Theater and director of the North Bay Council.



**ROBERT T. HOWARD**
Vice President, Gas Transmission and Distribution
Pacific Gas and Electric Company

Bob Howard is Vice President, Gas Transmission and Distribution, for Pacific Gas and Electric Company, responsible for the operation and development of the utility's [illegible] miles of natural gas transmission pipeline system, storage, and distribution facilities.

Howard joined PG&E in September 2004 as Vice President, California Gas Transmission. Prior to joining PG&E, he spent 14 years with Gas Transmission Northwest (GTN), a subsidiary of National Energy and Gas Transmission, and formerly a PG&E subsidiary. His last position at GTN was Vice President and General Manager; he also served as Vice President of Pipeline Operations and Vice President of Rates and Regulatory Affairs.

Howard was previously a principal at Barakat, Howard and Chamberlin, a utility consulting firm that he co-founded in [illegible]. He also had an earlier stint in a variety of supervisory and analytical roles at PG&E and Southern California Edison Company in the [illegible] to early [illegible].

He earned a bachelor's degree in economics from the University of Texas at Arlington in [illegible] and a master's degree in economics from Claremont Graduate University in [illegible]. He currently serves on the board of directors and executive committee for the Interstate Natural Gas Association of America (INGAA) Foundation and is active in the American Gas Association.

# Additional Biographies



**JACK KEENAN**
Senior Vice President and Chief Nuclear Officer
Pacific Gas and Electric Company

Jack Keenan joined Pacific Gas and Electric Company as Senior Vice President and Chief Nuclear Officer in December 2005. He is responsible for all of PG&E's power generation assets and the safe and reliable operations of Diablo Canyon Power Plant. He is the lead contact with the Nuclear Regulatory Commission and the Institute of Nuclear Power Operations (INPO).

Keenan has three decades of experience in nuclear generation, including system engineering, outage management, maintenance and operations. Most recently, Jack served as Vice President, Fossil Generation at Progress Energy in North Carolina. Previously, he has held leadership positions at Progress Energy's Brunswick Nuclear Plant and Robinson Nuclear Plant and managerial positions at Northeast Utilities' Millstone Nuclear Power Station. Under his leadership, the nuclear plants obtained INPO-1 ratings.

Keenan has a bachelor's degree in technology management from Purdue University, as well as a master's degree and an MBA from Indiana University.



**PAT LAWICKI**
Vice President and Chief Information Officer
Pacific Gas and Electric Company

Pat Lawicki joined Pacific Gas and Electric Company as Vice President and Chief Information Officer in January 2005. Her area of focus is Information Technology, where she is leading the evaluation of every aspect of the group's business, including the support of current mission-critical systems and developing the technology strategy and architecture for the company's Business Transformation initiatives.

Lawicki came to PG&E after holding a number of leadership positions over the previous eight years at NiSource, Inc., an electric and gas utility holding company headquartered in Indiana and serving 3.3 million customers. Most recently, she was Vice President of Enterprise Integration and Strategy, as well as CIO.

She has 24 years of experience in the information technology (IT) field, including 16 years of IT consulting. She was twice named one of InformationWeek's Top Technology Innovators, and was additionally the recipient of awards in database marketing and IT leadership for utilities.

Lawicki has a bachelor's degree in technology management from Purdue University, as well as a master's degree and an MBA from Indiana University.

# Additional Biographies

NANCY MCFADDEN
Vice President, Governmental Relations
Pacific Gas and Electric Company

Nancy McFadden has been Vice President of Governmental Relations for Pacific Gas and Electric Company since September 2005. She is responsible for managing the company's relationships with local elected officials throughout our service area, as well as with state legislators, statewide elected officials, and their staffs in the legislative and executive branches of government.

Before joining PG&E, McFadden spent [illegible] years in law, policy and politics in Washington, D.C. and Sacramento, most recently as the California Medical Assistance Commission chairperson, following two years as senior advisor and deputy chief of staff to Governor Gray Davis, where her principal responsibilities included overseeing energy and development issues. Prior to that, she was deputy chief of staff to Vice President Al Gore, where she played a key role as a liaison between the office of the Vice President and the White House and the President's Cabinet. She also served as general counsel for the U.S. Department of Transportation from 1996-2000, where she advised the Secretary of Transportation on safety regulations, civil rights, environmental, consumer, international and other issues. She also had previously been a deputy associate attorney general in the United States Department of Justice, following private practice with the law firm of O'Melveny and Myers in Washington, D.C.

McFadden has a bachelor's degree from San Jose State University and a J.D. from the University of Virginia. She is a member of the Board of Trustees for the California Museum for History, Women and the Arts.



G. ROBERT POWELL
Vice President and Controller
PG&E Corporation

Bob Powell is Vice President and Controller for PG&E Corporation.

Powell joined PG&E from PricewaterhouseCoopers, where he was a partner in the audit and business assurance group within the firm's National Utility Practice. Prior to this he served in the Atlanta office of Arthur Andersen LLP as a partner in the energy and communications practice.

Powell is a Certified Public Accountant and holds a bachelor's degree in electrical engineering and a master's degree in management, both from the Georgia Institute of Technology. He is a member of the American Institute of CPA's.

# Additional Biographies



STEWART M. RAMSAY
Vice President, Asset Management and Electric Transmission
Pacific Gas and Electric Company

Stewart Ramsay is Vice President, Asset Management and Electric Transmission at Pacific Gas and Electric Company. He is responsible for the overall strategy of PG&E's electric transmission business and the development of the asset investment plans for PG&E's electric, gas, and generation assets.

Ramsay joined PG&E in 2005 as Vice President, Electric Transmission and was named to his current position in January 2006. He has over 25 years of experience in the power sector, working with utilities in North and South America, Europe, Australia, New Zealand, and Asia. Ramsay spent the first 15 years of his career in the engineering field and was involved in planning, design, and construction supervision of transmission, distribution and generation projects for a wide range of global utilities. He joined UMS Group in 1995, where he shifted his focus to leadership and business strategy. Prior to his departure from UMS, he was Senior Vice President and global business unit leader for all performance management and asset management work. Ramsay joined American Electric Power as Vice President of Distribution Asset Management in 2004, where he was responsible for the asset investment planning for AEP's distribution system.

Ramsay holds a B.S. in Electrical Engineering (Power Systems) from Northeastern University in Boston. He earned a Professional Engineer license in the state of Florida.



WALTER R. RHODES
Vice President, Strategic Sourcing and Operations Support
Pacific Gas and Electric Company

Walter Rhodes has been Vice President, Strategic Sourcing and Operations Support for Pacific Gas and Electric Company since August 2005. He is responsible for the overall management of Supply Chain.

Rhodes came to PG&E from Entergy in New Orleans, where he had served as VP-Operations and Chief Procurement Officer. Under his leadership, Entergy was awarded the Edison Electric Institute (EEI) 2005 Supplier Diversity Award. He was previously SVP and general manager at Stone & Webster, where he managed its integration into the Shaw Group, a global engineering, construction, fabrication, environmental and industrial services organization. He earlier held various senior procurement and supply chain management positions with General Electric, Motorola, and the Ford Motor Company.

He has BS degrees in finance and economics from Grambling State University in Louisiana. His community involvement in Louisiana was substantial, having served on the boards for the University of Louisiana System, the World Trade Center of New Orleans, the Greater New Orleans Foundation, and the Methodist Home for Children. He was also a 2005 National Eagle Leadership Institute (NELI) Career FOCUS Award honoree.

# Additional Biographies



**RAND L. ROSENBERG**
Senior Vice President, Corporate Strategy and Development
PG&E Corporation

Rand Rosenberg is Senior Vice President, Corporate Strategy and Development for PG&E Corporation. He is responsible for developing the Corporation's long-term strategic plan and evaluating growth opportunities, including asset acquisitions and mergers within the energy sector.

Rosenberg spent more than a decade in the field of investment banking. He was a Managing Director and Head of Global Telecommunications Investment Banking at Salomon Brothers. He also held senior positions at Goldman Sachs & Co., Lehman Brothers and Montgomery Securities, where he was a Partner and Founder of the Media and Telecommunications Group. After serving as an Engagement Manager at Marakon Associates earlier in his career, Rosenberg became Head of Corporate Development at the Pacific Telesis Group. Most recently, Rosenberg served as Executive Vice President and Chief Financial Officer at Infospace.

Rosenberg earned an MBA from the University of Chicago and a bachelor's degree from Whitman College.



**GABRIEL B. TOGNERI**
Vice President, Investor Relations
PG&E Corporation

Gabe Togneri is Vice President, Investor Relations for PG&E Corporation. With more than 25 years of experience in energy and finance, Togneri is responsible for providing the investment community with information about the Corporation and its performance.

Togneri joined Pacific Gas and Electric Company, the Corporation's utility unit, in [illegible] and has held a number of positions in the areas of rates forecasting, corporate planning, financial planning, financing, and cash management. He was named Assistant Treasurer in [illegible] and joined PG&E Corporation in [illegible]. He assumed his current position as Vice President, Investor Relations in [illegible].

Togneri received a bachelor's degree in mathematics from the University of California, Davis, and holds master's degrees in statistics, operations research, and business administration from the University of California, Berkeley. He is a member of the Board of Directors of both the National Investor Relations Institute's San Francisco Chapter and Orion Academy, a private high school in Moraga, California, for students with neuro-cognitive learning issues.

# Additional Biographies



**FONG WAN**
Vice President, Energy Procurement
Pacific Gas and Electric Company

Fong Wan is Vice President, Energy Procurement for Pacific Gas and Electric Company, and is responsible for gas and electric supply planning and policies, market assessment and quantitative analysis, supply development, procurement and settlement.

Wan joined Pacific Gas and Electric Company in [illegible] as a financial analyst, and spent six years in the financial planning and analysis organization. He then worked in the gas supply and electric transmission business units, before moving to PG&E Energy Trading in [illegible]. He served for four years as Vice President, Risk Initiatives for PG&E Corporation Support Services, Inc. and was named Vice President, Power Contracts and Electric Resource Development at PG&E in May [illegible]. He was named to his current position in January [illegible].

Wan has a Bachelor of Science degree in chemical engineering from Columbia University and an MBA from the University of Michigan.



**BRUCE R. WORTHINGTON**
Senior Vice President and General Counsel
PG&E Corporation

Bruce Worthington, with more than [illegible] years in the energy industry legal sector, is the senior vice president and general counsel for PG&E Corporation.

Prior to his appointment with PG&E Corporation in [illegible], he was senior vice president and general counsel of Pacific Gas and Electric Company. He joined the Company's Law Department in [illegible] and subsequently served as senior counsel and chief counsel for the department prior to his election as vice president and general counsel in [illegible]. He was elected a senior vice president a year later.

Worthington is a cum laude graduate in economics of Claremont McKenna College and received his law degree from King Hall at the University of California at Davis.

Worthington is a member of the San Francisco and California bar associations and serves as a vice chair on the Section of Public Utility, Communications and Transportation Law of the American Bar Association.